THE ALGER FUNDS

Alger Weatherbie Specialized Growth Fund

(the “Fund”)

Supplement dated May 10, 2024 to the Fund’s

Summary Prospectuses, Prospectuses, and Statement of Additional Information (“SAI”),

each dated March 1, 2024

Effective immediately, the following changes are made to the Summary Prospectuses, Prospectuses and SAI of the Fund:

The section of the Fund’s Summary Prospectuses entitled “Management” and the section of the Fund’s Prospectuses entitled “Summary Sections—Alger Weatherbie Specialized Growth Fund—Management” is deleted in its entirety and replaced with the following:

Investment Manager	Portfolio Managers Jointly and Primarily Responsible for Day-to-Day Management of the Fund
Fred Alger Management, LLC
Sub-Adviser
Weatherbie Capital, LLC*	H. George Dai, Ph.D. Chief Investment Officer and Senior Portfolio Manager Since March 2017
Joshua D. Bennett, CFA Chief Operating Officer and Senior Portfolio Manager Since March 2017

*	Weatherbie, an affiliate of the Manager, sub-advises the Fund subject to the Manager’s supervision and approval.

As the Fund is co-managed, the responsibilities of such portfolio managers may be shared, divided or otherwise assigned based on various factors including, but not limited to, the level of Fund assets to be managed, their overall experience, their sector expertise, and such other factors as the Manager believes are most efficient and effective. In all cases, each portfolio manager collaborates with the other portfolio manager(s) and analysts to develop overall strategy, outlook, and themes, which impact industry, sector and security allocations in the Fund. Responsibilities amongst portfolio managers may be fully or partially allocated to one of the portfolio managers for the purposes of day-to-day portfolio management and stock selection, implementation of trades, strategic and performance oversight, risk management, or oversight of guidelines, whether externally driven or internally developed by the Manager.

The section of the Fund’s Prospectuses entitled “Management and Organization—Portfolio Managers Jointly and Primarily Responsible for Day-to-Day Management of the Funds” is deleted in its entirety, with respect to the Fund only, and replaced with the following:

Fund	Portfolio Managers	Since
Alger Weatherbie Specialized Growth Fund	H. George Dai, Ph.D. Joshua D. Bennett, CFA	March 2017 March 2017

•	Mr. Bennett is the Chief Operating Officer of Weatherbie and a Senior Portfolio Manager. He joined Weatherbie in 2007.

•	Dr. Dai is the Chief Investment Officer of Weatherbie and a Senior Portfolio Manager. He joined Weatherbie in 2001.

The tables in the sections of the Fund’s SAI entitled “Management—Investment Manager—Other Accounts Managed by Portfolio Managers” and “Management—Investment Manager—Securities Owned by the Portfolio Managers” are deleted in their entirety, with respect to the Fund only, and replaced with the following:

Other Accounts Managed by Portfolio Managers

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Joshua D. Bennett [x]†	1	$263,923,343	5	$189,164,087	17	$900,132,728
H. George Dai [x]†	1	$263,923,343	5	$189,164,087	17	$900,132,728

x

The portfolio manager also manages a separate account, included in “Other Accounts,” which may charge additional fees based on the performance of the account. The account had assets of approximately $84 million as of October 31, 2023.

†

The portfolio manager also manages a private hedge fund, included in “Other Pooled Investment Vehicles,” which may charge additional fees based on the performance of the account. The account had assets of approximately $33 million as of October 31, 2023.

Securities Owned by the Portfolio Managers

Portfolio Manager	Fund	Range
Joshua D. Bennett	Specialized Growth	E*
H. George Dai	Specialized Growth	E

*

A portion of these amounts represents vested or unvested shares held in various qualified and non-qualified deferred compensation plans sponsored by the Manager in which the portfolio manager participates. Information provided is based on current valuations of portfolio manager ownership in such plans where obtainable or on initial values (which may increase or decrease) where current valuations are not timely available.

S-WSG AC 51024

S-WSG I 51024

S-WSG Y 51024

S-WSG Z 51024

S-TAF Retail 51024

S-TAF-Instl. 51024

S-TAFSAI 51024